UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2002

Commission File Number 1-6563

SAFECO CORPORATION

State of Incorporation: Washington
I.R.S. Employer I.D. No.: 91-0742146

Address of Principal Executive Offices: SAFECO Plaza, Seattle, Washington 98185

Telephone: 206-545-5000

Item 9. Regulation FD Disclosure
Signatures
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

SAFECO Corporation and Subsidiaries

Item 9. Regulation FD Disclosure

On August 14, 2002, in accordance with Securities and Exchange Commission Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 as amended, the Chief Executive Officer and the Chief Financial Officer of SAFECO Corporation each executed statements under oath, which have been submitted to the Securities and Exchange Commission. Copies of the statements under oath are furnished as Exhibits 99.1 and 99.2 to this report.

On August 14, 2002, in accordance with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Chief Executive Officer and the Chief Financial Officer of SAFECO Corporation each furnished personal certifications, which have been submitted to the Securities and Exchange Commission. Copies of the certifications are furnished as Exhibits 99.3 and 99.4 to this report.

The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.

Furthermore, the information in this report and in such exhibits shall not be deemed to be incorporated by reference into the filings of SAFECO Corporation under the Securities Act of 1933, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAFECO CORPORATION

Registrant

Dated: August 14, 2002	/s/ CHRISTINE B. MEAD

Christine B. Mead Senior Vice President, Chief Financial Officer And Secretary

Dated: August 14, 2002	/s/ RICHARD M. LEVY

Richard M. Levy Vice President, Controller And Chief Accounting Officer

Exhibit Index

99.1	Statement Under Oath of Principal Executive Officer of SAFECO Corporation, dated August 14, 2002, in accordance with Securities and Exchange Commission Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.
99.2	Statement Under Oath of Principal Financial Officer of SAFECO Corporation, dated August 14, 2002, in accordance with Securities and Exchange Commission Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.
99.3	Certification of Chief Executive Officer of SAFECO Corporation, dated August 14, 2002, in accordance with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.4	Certification of Chief Financial Officer of SAFECO Corporation, dated August 14, 2002, in accordance with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.